Item 77O Transactions effected pursuant to Rule 10f-3



1
Name of Fund:
AAM Select Income Fund



2
Name of Security:
Viacom 3.45%, 10/4/26



3
Purchase Price per Unit:
$99.481



4
Date and Time of Purchase:
10/3/2016



5
Commission, Spread or Profit:
0.450%



6
Amount of Securities Purchased:
$23,577



7
Name of Managing Underwriter:
BNY Mellon Capital Markets LLC



8
Names of Underwriting syndicate
members:
Citigroup Global Markets Inc., Merrill
Lynch, Pierce, Fenner & Smith
Incorporated,


Morgan Stanley & Co. LLC, Mizuho
Securities USA Inc., Deutsche Bank
Securities Inc.,


Wells Fargo Securities, LLC, BNP
Paribas Securities Corp., RBC Capital
Markets, LLC,


SMBC Nikko Securities America, Inc.,
U.S. Bancorp Investments, Inc.,


MUFG Securities Americas Inc., RBS
Securities Inc., BNY Mellon Capital
Markets, LLC,


Santander Investment Securities
Inc., The Williams Capital Group,
L.P.,


LionTree Advisors LLC, Samuel A.
Ramirez & Company, Inc.









9
Security acquired from:
Morgan Stanley & Co., Inc



10
These transactions are reported to the Board of Trustees quarterly,

and executed pursuant to the provisions of Rule 10f-3 under the 1940

Act and the Trusts procedures thereunder the Rule 10f-3 Procedures was effected in compliance with the Rule 10f-3 Procedures.









1
Name of Fund:
AAM Select Income Fund



2
Name of Security:
Goldman Sachs 0%, 10/28/27



3
Purchase Price per Unit:
$100.00



4
Date and Time of Purchase:
10/28/2016



5
Commission, Spread or Profit:
0.450%



6
Amount of Securities Purchased:
$500,000



7
Name of Managing Underwriter:
BNY Mellon Capital Markets LLC



8
Names of Underwriting syndicate
members:
Goldman, Sachs & Co., BB&T Capital
Markets, a division of BB&T
Securities, LLC,


BMO Capital Markets Corp., BNY
Mellon Capital Markets, LLC,


Capital One Securities, Inc., Fifth
Third Securities, Inc.,


KeyBanc Capital Markets Inc.,
Mizuho Securities USA Inc., PNC
Capital Markets LLC,


RBC Capital Markets, LLC, Regions
Securities LLC, Scotia Capital (USA)
Inc.,


SMBC Nikko Securities America, Inc.,
SunTrust Robinson Humphrey, Inc.,


TD Securities (USA) LLC, U.S. Bancorp
Investments, Inc., Academy
Securities, Inc.,


CastleOak Securities, L.P., Drexel
Hamilton, LLC, Great Pacific
Securities,


Lebenthal & Co., LLC, Loop Capital
Markets LLC, Mischler Financial
Group, Inc.,


Multi-Bank Securities, Inc., Samuel
A. Ramirez & Company, Inc.,


Siebert Cisneros Shank & Co., L.L.C.,
Telsey Advisory Group LLC


The Williams Capital Group, L.P.



9
Security acquired from:
Goldman Sachs



10
These transactions are reported to the Board of Trustees quarterly,

and executed pursuant to the provisions of Rule 10f-3 under the 1940

Act and the Trusts procedures thereunder the Rule 10f-3 Procedures was effected in compliance with the Rule 10f-3 Procedures.









1
Name of Fund:
AAM Select Income Fund



2
Name of Security:
United Technologies 1.5%, 11/1/19



3
Purchase Price per Unit:
$99.898



4
Date and Time of Purchase:
11/1/2016



5
Commission, Spread or Profit:
0.300%



6
Amount of Securities Purchased:
$182,000



7
Name of Managing Underwriter:
BNY Mellon Capital Markets LLC



8
Names of Underwriting syndicate
members:
Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Citigroup Global
Markets Inc.,


Goldman, Sachs & Co., Mizuho
Securities USA Inc., Morgan Stanley
& Co. LLC,


BNP Paribas Securities Corp., BNY
Mellon Capital Markets, LLC,


Deutsche Bank Securities Inc.,
HSBC Securities (USA) Inc., J.P.
Morgan Securities LLC,


Barclays Capital Inc., MUFG
Securities Americas Inc., RBC
Capital Markets, LLC,


Standard Chartered Bank, UniCredit
Capital Markets LLC, Wells Fargo
Securities, LLC,


Commerz Markets LLC, Santander
Investment Securities Inc.,


SG Americas Securities, LLC, SMBC
Nikko Securities America, Inc.,


The Williams Capital Group, L.P.,
BMO Capital Markets Corp., ICBC
Standard Bank Plc,


Lebenthal & Co., LLC, Loop Capital
Markets LLC



9
Security acquired from:
Goldman Sachs



10
These transactions are reported to the Board of Trustees quarterly,

and executed pursuant to the provisions of Rule 10f-3 under the 1940

Act and the Trusts procedures thereunder the Rule 10f-3 Procedures was effected in compliance with the Rule 10f-3 Procedures.






1
Name of Fund:
AAM Select Income Fund



2
Name of Security:
Morgan Stanley 0%, 10/24/23



3
Purchase Price per Unit:
$100.000



4
Date and Time of Purchase:
10/24/2016



5
Commission, Spread or Profit:
0.400%



6
Amount of Securities Purchased:
$100,000



7
Name of Managing Underwriter:
BNY Mellon Capital Markets LLC



8
Names of Underwriting syndicate
members:
Morgan Stanley
























9
Security acquired from:
Morgan Stanley



10
These transactions are reported to the Board of Trustees quarterly,

and executed pursuant to the provisions of Rule 10f-3 under the 1940

Act and the Trusts procedures thereunder the Rule 10f-3 Procedures was effected in compliance with the Rule 10f-3 Procedures.






1
Name of Fund:
AAM Select Income Fund



2
Name of Security:
L3 Technologies 3.85%, 12/15/26



3
Purchase Price per Unit:
$99.489



4
Date and Time of Purchase:
12/5/2016



5
Commission, Spread or Profit:
0.650%



6
Amount of Securities Purchased:
$550,000



7
Name of Managing Underwriter:
BNY Mellon Capital Markets LLC



8
Names of Underwriting syndicate
members:
Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Barclays Capital Inc.,


Deutsche Bank Securities Inc.,
MUFG Securities Americas Inc.,
Scotia Capital (USA) Inc.,


SMBC Nikko Securities America,
Inc., SunTrust Robinson Humphrey,
Inc.


U.S. Bancorp Investments, Inc.,
Wells Fargo Securities, LLC,


BB&T Capital Markets, a division of
BB&T Securities, LLC, BNY Mellon
Capital Markets, LLC,


HSBC Securities (USA) Inc.,
Comerica Securities, Inc.



9
Security acquired from:
Merrill Lynch



10
These transactions are reported to the Board of Trustees quarterly,

and executed pursuant to the provisions of Rule 10f-3 under the 1940

Act and the Trusts procedures thereunder the Rule 10f-3 Procedures was effected in compliance with the Rule 10f-3 Procedures.